SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                             ____________


                              FORM 8-K/A

                          AMENDMENT NO. 1 TO
                            CURRENT REPORT
                              ON FORM 8-K
                              PURSUANT TO
                      SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of               October 16, 1998
earliest event reported):


                      THE VIALINK COMPANY
             (Exact Name of Registrant as Specified
                        in Its Charter)


                           Oklahoma
                       (State of Other
                       Jurisdiction of
                        Incorporation)


000-21729                                              73-1247666
(Commission File                                    (IRS Employer
Number)                                       Identification No.)


13800 Benson Road, Edmond, Oklahoma                    73013-6417
(Address of Principal Executive Offices)               (Zip Code)


                         (405) 936-2500
                (Registrant's Telephone Number,
                      Including Area Code)


                Applied Intelligence Group, Inc.
               (Former Name or Former Address, if
                   Changed Since Last Report)

Item 7.Financial Statements, Pro Forma Financial Information and
       Exhibits

       (b)  Pro forma financial information

          The pro forma consolidated statement of operations included as Exhibit 99.1 hereto is provided to illustrate the effect on our historical financial statements of the sale of our consulting business to The Netplex Group, Inc. effective on September 1, 1998 as well as the sale of our ijob, Inc. subsidiary to DCM Company, Inc. effective on December 31, 1998.

          For more information on the sale of ijob, Inc., please refer to our Current Report on Form 8-K dated December 31, 1998.

       (c)  Exhibits

[CAPTION]

          No.       Description

          2.1 Asset Acquisition Agreement dated August 31, 1998 by and between Registrant and The Netplex Group, Inc. (filed as Appendix A to Registrant's
                    Definitive 14-C Information Statement dated
                    October 15, 1998 (the "1998 14-C") and
                    incorporated herein by reference)

          2.2 First Amendment to Asset Acquisition Agreement dated September 9, 1998 by and between Registrant and The Netplex Group, Inc. (filed as Appendix A-2 to the 1998 14-C and incorporated herein by reference)

          10.1 Earn-out Agreement dated September 30, 1998 by and between Registrant and The Netplex Group, Inc.
                    (filed as Exhibit B to the 1998 14-C and incorporated herein by reference)

          10.2*     Administrative Services Agreement dated August 31,
                    1998 by and between Registrant and The Netplex
                    Group, Inc.

          10.3*     Sublease dated September 1, 1998 by and between
                    Registrant and The Netplex Group, Inc.

          10.4* Software Remarketing and Reselling Agreement dated as of September 1, 1998 by and between Registrant and The Netplex Group, Inc.

          99.1 The following Pro Forma Consolidated Financial Statements of
                    Registrant:

                         Unaudited Pro Forma Consolidated Statement of
                         Operations for the Year Ended December 31,
                         1998

          * Previously filed as Exhibits to this Current Report on Form 8-K.


                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE VIALINK COMPANY
                                 (formerly Applied Intelligence
                                 Group, Inc.)


Dated:  March 17, 1999
                                 By: /s/ John M. Duck
                                    John M. Duck,
                                    Vice President and Chief Financial
                                      Officer
                                    (principal financial and accounting
                                      officer)



                             EXHIBIT INDEX

[CAPTION]


          No.       Description
          2.1       Asset Acquisition Agreement dated August 31, 1998
                    by and between Registrant and The Netplex Group,
                    Inc. (filed as Appendix A to Registrant's
                    Definitive 14-C Information Statement, dated
                    October 15, 1998 (the "1998 14-C") and
                    incorporated herein by reference)

          2.2 First Amendment to Asset Acquisition Agreement dated September 9, 1998 by and between Registrant and The Netplex Group, Inc. (filed as Appendix A-2 to the 1998 14-C and incorporated herein by reference)

          10.1 Earn-out Agreement dated September 30, 1998 by and between Registrant and The Netplex Group, Inc.
                    (filed as Exhibit B to the 1998 14-C and incorporated herein by reference)

          10.2*     Administrative Services Agreement dated August 31,
                    1998 by and between Registrant and The Netplex
                    Group, Inc.

          10.3*     Sublease dated September 1, 1998 by and between
                    Registrant and The Netplex Group, Inc.

          10.4* Software Remarketing and Reselling Agreement dated as of September 1, 1998 by and between Registrant and The Netplex Group, Inc.

          99.1      The following Pro Forma Consolidated Financial
                    Statements of Registrant:

                         Unaudited Pro Forma Consolidated Statement of
                         Operations for the Year Ended December 31,
                         1998

          * Previously filed as Exhibits to this Current Report on Form 8-K.








                                                           EXHIBIT 99.1

       THE VIALINK COMPANY (formerly Applied Intelligence Group,Inc.)
        Unaudited Pro Forma Consolidated Statement of Operations

          The accompanying unaudited pro forma consolidated statement of operations is provided to illustrate the effect of the sale of the consulting business of The viaLink Company (formerly Applied Intelligence Group, Inc.) ("viaLink") to The Netplex Group, Inc. and the sale of the viaLink's wholly-owned subsidiary, ijob, Inc., to DCM Company, Inc. on the historical financial statements of viaLink, as if these sales had occurred, for statement of operations purposes on January 1, 1998. The unaudited pro forma consolidated statement of operations is not necessarily indicative of operating results which would have been achieved had the sales been consummated as of the beginning of the period presented and should not be construed as representative of future operations. The unaudited pro forma adjustments described in the accompanying notes are based on available information and certain assumptions that viaLink believes are reasonable. These unaudited pro forma financial statements should be read in conjunction with viaLink's Annual Report on Form 10-KSB for the year ended December 31, 1998.




   THE VIALINK COMPANY (formerly Applied Intelligence Group, Inc.)
          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
           For the Twelve Months Ended December 31, 1998 (unaudited)
[CAPTION]

                          Pro Forma
                        Adjustments                Pro Forma
                         Consulting    Pro Forma   Adjustments    Pro Forma
           December       Business     December    ijob            December
           31, 1998        Sale         31, 1998   Sale            31, 1998
           ----------  -----------    -----------  -----------    ----------
Revenues   $8,230,628  $ 6,831,916(a) $ 1,398,712  $   666,125(j) $ 732,587

Expenses:
 Direct cost
  of sales  1,563,757   (1,563,757)(b)      -               -            -
  Salaries and
  benefits  5,256,247      130,000 (c)  2,822,971    (535,570)(k) 2,287,401
                         2,563,276)(d)
Selling, general
 and
 admini-
 strative   1,964,180     (662,505)(e)  1,036,675    (269,196)(i)   767,479
                          (265,000)(f)
 Interest
 expense, net 161,355     (161,355)(g)       -             -            -
 Depreciation
 and
 amortization 925,134     (255,569)(h)    669,565     (56,553)(m)   613,012
           ----------  -----------    -----------   ---------     ---------
Total
Expenses    9,870,673   (5,341,462)     4,529,211    (861,319)    3,667,892
           ----------  -----------    -----------   ---------     ---------

Loss from
Operations (1,640,045)   1,490,454     (3,130,499)   (195,194)   (2,935,305)

Gain on sale
 of assets  2,998,453        -          2,998,453        -        2,998,453
Other
income        340,670     (766,000)(i)  1,106,670        -        1,106,670
           ----------  -----------    -----------    --------    ----------
Income (loss)
 before
 income
 taxes      1,699,078      724,454        974,624    (195,194)    1,169,818

Provision
(benefit) for
income
taxes       1,049,440        -          1,049,440        -        1,049,440
           ----------  -----------    -----------   ---------    ----------

Net income
(loss)        649,638      724,454        (74,816)   (195,194)      120,378

Other comprehensive loss:
  Unrealized
  loss  on
  securities (315,673)       -           (315,673)       -         (315,673)
           ----------  -----------    -----------   ---------    ----------
Comprehensive
 income
 (loss)    $  333,965  $   724,454    $  (390,489)  $(195,194)   $ (195,295)
           ==========  ===========    ===========   =========    ==========

Weighted average shares
 outstanding-
 Basic      2,741,041                   2,741,041                 2,741,041
           ==========                 ===========                ==========
Net income (loss) per
  common share-
  Basic    $     0.24                 $     (0.03)               $     0.04
           ==========                 ===========                ==========
Weighted average common
 shares outstanding-
 Diluted    3,102,443                   2,741,041                 3,102,443
           ==========                 ===========                ==========
Net income (loss) per
 common share-
 Diluted   $     0.21                 $     (0.03)               $     0.04
           ==========                 ===========                ==========


     The accompanying notes are an integral part of this pro forma consolidated financial statement.


    THE VIALINK COMPANY (formerly Applied Intelligence Group, Inc.)
        NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              (unaudited)

                           December 31, 1998
[CAPTION]


(a) This adjustment eliminates the revenue directly related to the consulting business of the Company which was acquired by The Netplex
      Group, Inc. on September 1, 1998.

(b) This adjustment eliminates the direct cost of revenue associated with the product and solutions revenue of viaLink's consulting business.

(c) This adjustment accrues the estimated salary for the new CEO of viaLink.

(d) The adjustment eliminates the direct and indirect payroll, taxes and benefits and contract labor expenses associated with viaLink's consulting business.

(e) This adjustment eliminates the direct and indirect selling, general and administrative expenses associated with viaLink's consulting business.

(f) This adjustment reduces selling, general and administrative expenses for amounts that Netplex would have paid to viaLink under the Sub-lease and the Administrative Services Agreement had the sale of viaLink's consulting business been effective January 1, 1998.

(g) This adjustment eliminates interest expense because the proceeds of the sale would have paid the viaLink's credit facility and shareholder notes at January 1, 1998.

(h) This adjustment eliminates the depreciation and amortization of the fixed assets and capitalized software development costs that were acquired by Netplex in the purchase of viaLink's consulting business.

(i) This adjustment records the income that would have been received under the Earn-out Agreement with Netplex effective January 1, 1998.

(j) This adjustment eliminates the revenue directly related to ijob, Inc. which was acquired by DCM Company, Inc. on December 31, 1998.

(k) This adjustment eliminates the direct and indirect payroll, taxes and benefits and contract labor expenses associated with ijob, Inc.

(l) This adjustment eliminates the direct and indirect selling, general and administrative expenses associated with ijob, Inc.

(m) This adjustment eliminates the depreciation and amortization of the fixed assets and capitalized software development costs that were associated with ijob, Inc.